UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 7, 2023

VORNADO REALTY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland	No.	001-11954	No.	22-1657560
(State or Other	(Commission		(IRS Employer
Jurisdiction of Incorporation)	File Number)		Identification No.)
VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No.	001-34482	No.	13-3925979
(State or Other	(Commission		(IRS Employer
Jurisdiction of Incorporation)	File Number)		Identification No.)

888 Seventh Avenue
New York,	New York	10019
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Vornado Realty Trust	Common Shares of beneficial interest, $.04 par value per share	VNO	New York Stock Exchange
Cumulative Redeemable Preferred Shares of beneficial interest, liquidation preference $25.00 per share:
Vornado Realty Trust	5.40% Series L	VNO/PL	New York Stock Exchange
Vornado Realty Trust	5.25% Series M	VNO/PM	New York Stock Exchange
Vornado Realty Trust	5.25% Series N	VNO/PN	New York Stock Exchange
Vornado Realty Trust	4.45% Series O	VNO/PO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On April 7, 2023, Vornado Realty Trust (the “Company”) furnished its Annual Report for the year ended December 31, 2022 on Form ARS (the "Annual Report") to the Securities and Exchange Commission. A copy of the Chairman’s Letter, which was included with the Annual Report, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
FORWARD-LOOKING STATEMENTS
The Chairman’s Letter contains forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933 (the “Securities Act”) , as amended, and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended. Forward-looking statements are not guarantees of performance. They represent the Company’s intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. The Company’s future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in the Chairman’s Letter. We also note the following forward-looking statements that have been included in the Chairman’s Letter: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; statements regarding future capital expenditures, acquisitions or dispositions, including, without limitation, statements regarding THE PENN DISTRICT. Many of the factors that will determine the outcome of these and the Company’s other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of the Company’s forward-looking statements and the Company’s future results and financial condition, see “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
Currently, some of the factors are the increase in interest rates and inflation and the continuing effect of the COVID-19 pandemic on our business, financial condition, results of operations, cash flows, operating performance and the effect that these factors have had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general.
For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on the Company’s forward-looking statements, which speak only as of the date of the Chairman’s Letter. All subsequent written and oral forward-looking statements attributable to the Company or any person on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statement to reflect events or circumstances occurring after the date of the Chairman’s Letter.
In accordance with General Instruction B.2 of Form 8-K, the information incorporated by reference in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, as amended or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company or Vornado Realty L.P., the operating partnership through which the Company conducts its business, under the Securities Act, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being furnished as part of this Current Report on Form 8-K:

	99.1	Chairman's Letter
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
The Chairman’s Letter includes several references to the Company’s website. These references are intended to be inactive textual references and are not intended to function as a hyperlink. The information on the Company’s website is not and should not be considered part of the Chairman’s Letter and is not incorporated therein or herein by reference.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Deirdre Maddock
Name:	Deirdre Maddock
Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)
Date: April 7, 2023

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Deirdre Maddock
Name:	Deirdre Maddock
Title:	Chief Accounting Officer of Vornado Realty Trust, sole General Partner of Vornado Realty L.P. (duly authorized officer and principal accounting officer)
Date: April 7, 2023

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